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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005

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                         WATTS WATER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     001-11499                 04-2916536
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

      815 Chestnut Street, North Andover, Massachusetts             01845
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (978) 688-1811
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Watts Water Technologies, Inc. (the "Registrant") and William D. Martino entered into an indemnification agreement dated as of October 31, 2005.

The indemnification agreement entered into between the Registrant and Mr. Martino is the Registrant's standard form of indemnification agreement, a copy of which was filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003. The indemnification agreement provides indemnity, including the advancement of expenses, to the directors and certain officers of the Registrant against liabilities incurred in the performance of their duties to the fullest extent permitted by the General Corporation Law of the State of Delaware. The disclosure contained in Item 5.02 below is incorporated by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2005, the Board of Directors of the Registrant appointed William
D. Martino to serve as the Registrant's Chief Operating Officer and President of North America and Asia Operations.

Mr. Martino, age 59, served as President, Cooper Power Systems Division of Cooper Industries from 1994 until December 31, 2004. The Cooper Power Systems Division of Cooper Industries manufactures medium and high voltage electrical equipment for sale to the electric utility industry. Mr. Martino served as Vice President, Operations of the Crouse Hinds Division of Cooper Industries, a manufacturer of electrical enclosures, lighting and wiring devices used in hazardous locations, from 1989 until 1994. Mr. Martino also served as President of the McEvoy-Willis Division of Smith International from 1981 to 1989 and held various positions with General Electric Company from 1972 to 1981.

The Registrant and Mr. Martino entered into the Registrant's standard form of indemnification agreement, which was filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003. The indemnification agreement provides indemnity, including the advancement of expenses, to the directors and certain officers of the Registrant against liabilities incurred in the performance of their duties to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Mr. Martino's initial annual base salary will be $300,000. Mr. Martino will participate in the Registrant's Executive Incentive Bonus Plan, with a target bonus percentage for fiscal year 2006 equal to 70% of his base salary. Mr. Martino will be paid a guaranteed bonus of $35,000 for the remainder of fiscal year 2005. The Registrant has agreed to pay customary, out-of-pocket expenses incurred by Mr. Martino in connection with his relocation to the North Andover area, including closing costs for the sale of his home in Wisconsin and the purchase of a home in the North Andover area. The Registrant has also agreed to provide Mr. Martino with temporary living expenses for up to six months and amounts paid to Mr. Martino in connection with his relocation to the North Andover area will include a gross up payment for income tax purposes. Mr. Martino will be granted an incentive stock option for the purchase of 30,000 shares of the Registrant's Class A common stock under the Registrant's 2004 Stock Incentive Plan and will be eligible to participate in the Registrant's Management Stock Purchase Plan. Mr. Martino will receive either a car leased by the Registrant or a $1,050 monthly car allowance. Mr. Martino will also be eligible to participate in the Registrant's customary employee benefit plans, including medical insurance plans, life insurance plan, retirement savings plan and pension plan. The Registrant will reimburse Mr. Martino for his out-of-pocket cost of COBRA medical insurance coverage until he meets the ninety-day eligibility requirement under the Registrant's medical insurance plan.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 31, 2005                    WATTS WATER TECHNOLOGIES, INC.


                                          By: /s/ William C. McCartney
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                                              William C. McCartney
                                              Chief Financial Officer